United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   August 13, 2003
                                                   ----------------


Commission file number     1-11983



                           FPIC Insurance Group, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)



         Florida                                        59-3359111
--------------------------------------------------------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)




  225 Water Street, Suite 1400, Jacksonville, Florida              32202
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       (Address of principal executive offices)                  (Zip Code)



                                 (904) 354-2482
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                  www.fpic.com
              ----------------------------------------------------
                          (Registrant's Internet Address)

Item 7.  Financial Statements and Exhibits.
------------------------------------------
        (c)      Exhibits
                 --------

                 Exhibit Number            Description of Exhibits
                 --------------            -----------------------

                  99 FPIC Insurance Group, Inc. Earnings Press Release dated August 13, 2003


Item 9.   Regulation FD Disclosure.
----------------------------------

We have actively participated in legislation and other deliberations on MPL tort reform in Florida. On July 21, 2003, the Florida legislature ended its second special session related to MPL laws and tort reform. On August 12, 2003, a third special session began following an announcement by Governor Bush and the presiding officers of both houses that they had reached agreement on a compromise for issues being debated. Among the issues being debated by the legislature are a cap on noneconomic damages, changes to Florida's bad-faith law and insurance reform. At this time, insurance rates we are charging in Florida and the reserves for losses and LAE we are carrying currently are without adjustment for or reliance on the passage of tort reform legislation.


Item 12.  Disclosure of Results of Operations and Financial Condition.
---------------------------------------------------------------------

On August 13, 2003, FPIC Insurance Group, Inc. ("FPIC") issued an earnings press release announcing selected financial data concerning FPIC's second quarter 2003 unaudited consolidated results of operations and financial condition presented in accordance with accounting principles generally accepted in the United States of America (GAAP). A copy of FPIC's press release dated August 13, 2003 is attached hereto as Exhibit 99 and is furnished as a part of this filing.

For additional information regarding FPIC's second quarter results of operations and financial condition, see FPIC's Securities and Exchange Commission ("SEC") Form 10-Q filed with the SEC on August 13, 2003.

Signature
---------
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FPIC INSURANCE GROUP, INC.



Date:  August 13, 2003               By:  /s/ John R. Byers
                                         --------------------------------
                                              John R. Byers
                                              President and Chief Executive
                                              Officer




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




                                  EXHIBIT INDEX


         Exhibit Number             Description of Exhibits
         --------------             -----------------------

         99 FPIC Insurance Group, Inc. Earnings Press Release dated August 13, 2003




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